TARGET ASSET ALLOCATION FUNDS

Target Conservative Allocation Fund (Conservative Allocation)

Target Moderate Allocation Fund (Moderate Allocation)

Target Growth Allocation Fund (Growth Allocation)

Supplement dated June 10, 2008

To the Prospectus and Statement of Additional Information dated September 28, 2007

At a recent meeting, the Board of Trustees approved replacing RS Investment Management LP (“RS”) with Eagle Asset Management (“Eagle”) for each of Conservative Allocation, Moderate Allocation and Growth Allocation. The subadvisory replacement will be effective on or about July 15, 2008. Prudential Investments LLC (“PI” or the “Manager”) anticipates that assets initially allocated to Eagle would be comparable to assets currently allocated to RS. Allocation of assets between or among subadvisers is subject to change in the sole discretion of the Manager. The allocations among subadvisers will be reviewed by the Manager periodically, and the allocations among subadvisers may be altered or adjusted by the Manager without prior notice to shareholders. Such adjustments will be reflected in an annual update to the Prospectus.

1.            The section of the Prospectus describing RS under the caption “How the Funds Invest – Investment Objective and Policies” is deleted and replaced with the following:

Eagle Asset Management.

Eagle employs a rigorous bottom-up stock selection approach designed to capitalize on profitable small-size companies. They focus on long-term investment opportunities that exhibit Rapid Growth at Reasonable Price (R-GARP) characteristics. They seek to capture the significant long-term capital appreciation potential of small, rapidly growing, under-researched companies.

2.            The section of the Prospectus describing RS under the caption “SubAdvisers and Portfolio Managers” is deleted and replaced with the following:

Eagle Asset Management (“Eagle”)

Eagle Asset Management (Eagle) was founded in 1976 and is an autonomous wholly-owned subsidiary of Raymond James Financial, Inc. The firm provides an array of equity and fixed-income investing strategies to a variety of individual and institutional clients, both domestically and abroad. As of March 31, 2008, Eagle had approximately $14 billion in assets under management. Eagle's address is 880 Carillon Parkway, St. Petersburg, FL 33716.

Bert L. Boksen, CFA serves as the lead portfolio manager of the strategy. Mr. Boksen is Senior Vice President and Managing Director of Eagle. He has 31 years of investment experience. He earned a B.A. in Business from City College of New York in 1970, and an M.B.A. in Finance from St. John’s University in 1977. Mr. Boksen is a Chartered Financial Analyst. Since January 2002, Mr. Boksen has served as Manager and President of EB Management I, LLC, general partner of Investment Partnership. Since April 1995, Mr. Boksen has served as Senior Vice President of Eagle Asset Management, Inc. He has portfolio management responsibilities for the Small Cap Growth Equity accounts. Mr. Boksen was appointed Managing Director of Eagle in June 1999. Prior to joining Eagle, Mr. Boksen was Senior Vice President and Chief Investment Officer of Raymond James Associates, Inc., where he was Chairman of the Raymond James Focus Committee. Mr. Boksen has been a registered representative of Raymond James Associates, Inc., since 1979.

Mr. Bosken is assisted by Eric Mintz, CFA. Mr. Mintz is an Assistant Portfolio Manager for Small Cap Growth equity accounts. Mr. Mintz joined Eagle in 2005 as a Senior Research Analyst and brings 13 years of investment experience as an analyst and research associate. He holds a B.A. in economics from Washington and Lee University and earned his M.B.A. from the University of Southern California. Mintz received his Chartered Financial Analyst designation in 2000.

3.            The table of portfolio manager starting dates under the caption “SubAdvisers and Portfolio Managers” is amended to replace all references to RS with Eagle, and to insert the names of Messrs. Boksen and Mintz and a starting date of July 2008 for each.

4.            The section of Part I of the Statement of Additional Information captioned “Management & Advisory Arrangements – Additional Information About the Portfolio Managers – Other Accounts and Ownership of Fund Securities” is amended by replacing the references to RS with references to Eagle, as follows:

Conservative Allocation Fund
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Eagle (as of 4/30/08)	Bert Boksen	12/$1.0 billion	2/$40.7 million	2,810/$1.5 billion	none
	Eric Mintz	12/$1.0 billion	2/$40.7 million	2,810/$1.5 billion	none
Moderate Allocation Fund
Eagle (as of 4/30/08)	Bert Boksen	12/$1.0 billion	2/$40.7 million	2,810/$1.5 billion	none
	Eric Mintz	12/$1.0 billion	2/$40.7 million	2,810/$1.5 billion	none
Growth Allocation Fund
Eagle (as of 4/30/08)	Bert Boksen	12/$1.0 billion	2/$40.7 million	2,810/$1.5 billion	none
	Eric Mintz	12/$1.0 billion	2/$40.7 million	2,810/$1.5 billion	none

5.            The section of Part I of the Statement of Additional Information captioned “Management & Advisory Arrangements – Additional Information About the Portfolio Managers — Compensation and Conflicts of Interest” ” is amended by replacing the references to RS with references to Eagle, as follows:

Eagle

Compensation

Mr. Boksen and Mr. Mintz are paid a base salary that is competitive with other portfolio managers in the industry, based on industry surveys; Mr. Boksen and Mr. Mintz along with other Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term; Additional deferred compensation plans are provided to key investment professionals; Mr. Boksen and Mr. Mintz along with all employees receive benefits from Eagle's parent company including a 401(k) plan, profit sharing, and Employee Stock Purchase Plan. There is no difference between the method used to determine Mr. Boksen's and Mr. Mintz's compensation with respect to the Fund and other Funds managed by Mr. Boksen and Mr. Mintz. Mr. Boksen's additional compensation includes receipt of 50% of the net profits generated by the General Partner EB Management I. Mr. Boksen and Mr. Mintz also receive Stock option awards as part of their annual Bonus. These stock option awards vest over a three-year period. Mr. Boksen's and Mr. Mintz's compensation is based upon all accounts managed and performance is evaluated annually. Performance is evaluated on the entire composite of accounts and is pre-tax and account weighted. Mr. Boksen's and Mr. Mintz's benchmarks for evaluation purposes includes LipperFund Index for Mutual Fund performance and the Russell 2000 index for separate accounts along with peer group rankings such as Callan Associates and Mercer Investment Consulting.

Conflicts of Interest

Eagle currently holds a 51% ownership interests in EB Management I, LLC which acts as the general partner to a limited partnership formed for investment purposes. Bert Boksen is a 49% owner of EB Management and the Portfolio Manager for the Eagle Aggressive Growth Partners Fund I L.P.. Eagle also provides administrative and investment research services for the general partner. Certain officers and employees of Eagle have investment interests in the limited partnership. On occasion, orders for the securities transactions of the limited partnership may be aggregated with orders for Eagle's client accounts. In such instances, Eagle will ensure that the allocation of securities among Eagle's clients and the partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day. Eagle does not invest assets of clients' accounts in such limited partnership. Officers and employees of Raymond James Financial, Inc. and its subsidiaries may have investment interest in such investment partnership. Conflicts of Interest Eagle's portfolio manager manages other accounts with investment strategies similar to the Portfolio. Certain conflicts of interest may arise in connection with the management of multiple portfolios. As noted above, fees vary among these accounts and the portfolio manager may personally invest in some of these accounts. This could create potential conflicts of interest where a portfolio manager may favor certain accounts over others, resulting in other accounts outperforming the Portfolio. Other potential conflicts include conflicts in the allocation of investment opportunities and aggregated trading. However, Eagle has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. Also, as indicated in Eagle's Code of Ethics there are certain procedures in place to avoid conflicts of interest when the Manager and other investment personnel of Eagle buy or sell securities also owned by, or bought or sold for Clients.

LR00220

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